EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
(PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICER)
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of IRIDEX Corporation (the “Company”) on Form 10-Q for the quarter ending September 29, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Theodore A. Boutacoff, Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 19, 2007

By:	/s/ THEODORE A. BOUTACOFF
	Name:	Theodore A. Boutacoff
	Title:	President and Chief Executive Officer (Principal Executive and Principal Financial Officer)